Exhibit 99.1

INVESTOR PRESENTATION OCTOBER 2014 www.supremecorp.com

SAFE HARBOR STATEMENT Other than historical facts contained herein, the matters set forth in this presentation are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act, as amended, and reflect the view of management with respect to future events. When used in this report, words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan” and similar expressions, as they relate to Supreme or its plans or operations, identify forward-looking statements. Such forward-looking statements are based on assumptions made by, and information currently available to, management. Although management believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that the expectations reflected in such forward-looking statements are reasonable, and it can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from such expectations include, without limitation, an economic slowdown in the specialized vehicle industry, limitations on the availability of chassis on which Supreme’s product is dependent, availability of raw materials, raw material cost increases and severe interest rate increases. Furthermore, Supreme can provide no assurance that any raw material cost increases can be passed on to its customers through implementation of price increases for Supreme’s products. The forward-looking statements contained herein reflect the current view of management with respect to future events and are subject to those factors and other risks, uncertainties and assumptions relating to the operations, results of operations, cash flows and financial position of Supreme. Supreme assumes no obligation to update the forward-looking statements or to update the reasons actual results could differ from those contemplated by such forward-looking statements. 2

MANAGEMENT 3 Matt Long President and CEO CFO / Treasurer VP of Operations VP of Sales President and Chief Executive Officer since May of 2013 Extensive experience in operations, new product development and strategic leadership Prior to joining Supreme, served 10 years as the Group President of the Environmental Solutions Group at Federal Signal Corporation (FSS) Prior to FSS, served in various leadership assignments at Cummins Engine Company CFO since April 2011 and interim CEO from April 2012 to May 2013 28 years experience in finance Prior to Supreme was with CTS Corporation for 15 years holding key finance roles Was also with Emerson Electric and United Tech previously From 1987 until 2000 he worked as Western Region General Manager. The last four years he has served as Vice President of Operations A total of 15 years prior experience in related truck body and trailer manufacturing operations Before joining Supreme in February 2014, he served as Vice President of Sales and Marketing at Nilfisk Advance starting in 2011 30+ years in the sales and marketing area in progressively more challenging positions Career spans over several different companies such as J.J. Case and Federal Signal

INVESTMENT HIGHLIGHTS

Market-Leading Position	• Significant brand recognition with 40 year heritage • Over 20,000 truck bodies delivered annually • Extensive pool chassis program with leading light-duty OEMs
State-of-the-Art Infrastructure	• Nationwide footprint with eight production facilities • Application of computer aided design and 3-D modeling to optimize products • Flexible manufacturing systems to support high volume fleets and low volume custom products • Over $10M invested in equipment and facilities since 2012
Compelling Industry Dynamics	• Positive momentum in U.S. straight truck sales • Housing starts forecast at double digit growth rates for 2015
Strong Financial Performance	• Significant EBITDA growth since 2009 • Cash flow from operations increased almost three-fold in the last 12 months • Profitability margins have risen with the recent sale of the bus business and are at levels of comparative "premium" businesses • Recent capital investments should improve margin performance
Visible Growth Opportunities	• Continued organic growth as cycle rebounds • Opportunities to grow sales of sidewall products • Expand further in to refrigerated market segment • Highly fragmented market – abundant consolidation opportunities
Experienced Management Team	• Executive management team with significant industrial depth and breadth • Recent CEO addition driving significant improvement to the business

SUPREME

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CORPORATE OVERVIEW Leading manufacturer of specialized commercial vehicles including truck bodies, trolleys, and specialty vehicles. Headquartered in Goshen, Indiana with approximately 1,500 employees Publicly traded on NYSE (STS) Recognized nationwide as the most diversified truck body manufacturer in the industry Revenues of $247 million (excluding shuttle bus) in 2013 Third Quarter Market Cap $130M Debt $9.2M Cash $11.4M Vertically integrated nationwide operations Eight manufacturing locations totaling approximately 1.4 million square feet Captive laminating plant for body panels 5

NATIONAL FOOTPRINT 6 Griffin, Georgia Harrisville, Rhode Island Cleburne, Texas Goshen, Indiana (Corporate Office) Jonestown, Pennsylvania Moreno Valley, California Ligonier, Indiana Truck Trolley Specialty Vehicles Structural Laminating

FAVORABLE MARKET DYNAMICS The North American medium duty industry has positive momentum after bottoming out in 2009. September Class 5-7 orders were the third strongest since early 2008, Class 5 orders were up 16% compared to last year and Class 6-7 orders rose 14%. Class 5-7 backlog rose 600 units in September to 46,500 units which is an 11% increase over the same month in 2013. July sales of commercial straight truck chassis in the U.S./ Mexico increased 10.3% compared to July of 2013. NAFTA nonconventional cab chassis market July YTD shipment and sales at peak levels. Cutaway sales up 25% year over year through July 7 COMPETITOR LANDSCAPE National Footprint Ownership Morgan Private Regional Footprint Ownership Utilimaster (SPAR) Public BayBridge Private Smyrna Private Rockport Private Dejana Private Hercules Private Source: ACT Research Source: NTEA

TRUCK BODIES Offers a complete line of multi-purpose truck bodies Shipments of more than 20,000 bodies annually Manufacture proprietary truck sidewalls made from Aluminum, FiberPanel™ PW, Signature Plate and FiberPanel™ HC 8

SUPREME SPECIALTY VEHICLES AND TROLLEYS 9 Manufactured with state-of-the-art technology and engineering Products customized to application Highly skilled workforce experienced in ballistic armoring Holds Department of Defense security clearance Evokes the spirit of travel and exploration Theme Parks Historic Sites City Transportation Old world look and workmanship Marketed and sold through exclusive distribution Specialty Vehicles Trolleys

NORTH AMERICAN PRODUCTS AND MARKETS SERVED 10 2013 2013 Vehicle Mix Customer Mix Dollars

DIVERSIFIED CUSTOMER MIX Customers include: national rental fleets, national and regional leasing companies, truck chassis dealers and fleet operators Seasonal demand peaks typically in first half of year driven by rental fleet orders Low financial impact with loss of any single account 11 2013 Accounts Over $3M 33%

RESTRUCTURING PROGRESS 12 Initiated financial turnaround New CFO Established margin discipline Invested capital to establish lean manufacturing Debt refinanced New CEO Conducted strategic assessment of shuttle bus business Divested shuttle bus business Management team in place Strategic Planning initiated Significant Turnaround in Financial Performance Achieved by Upgrading of Operations and Execution Focus

GROWTH STRATEGY - FIBERPANEL™ HC Polypropylene Honeycomb Structure Lightweight, durable (50% weight benefit) Lowers operating costs Rivet-less sides, perfect for graphics Provides FMVSS compliance and expands product offering in under 10,000 lb. GVW chassis Excellent in high moisture environments 13

GROWTH STRATEGY Maintain mix of retail and fleet Leverage growth trend in leasing Refrigerated applications 14 FiberPanel™ HC Signature Plate Application solutions Market coverage Information technology

FINANCIAL SUMMARY

CONSOLIDATED SALES – CONTINUING OPS 16 Quarterly Sales Annual Sales $ in Millions 2013 2014 (9 months)

GROSS PROFIT / GROSS MARGIN – CONTINUING OPS 17 $ in Millions Gross Margin Gross Profit (9 months) % of Sales

INCOME / (LOSS) AND EPS – CONTINUING OPS 18 $ in Millions, except per share * Includes a $4.0M one-time charge. ** Includes a $3.8M one-time charge. (9 months) 2013 2014

EBITDA / CAPITAL EXPENDITURE 19

CAPITAL STRUCTURE 20 $ in Millions Total Debt to Capitalization

APPENDIX

22 Reconciliation of (Loss)/Income to Adjusted (Loss)/Income $ in Millions Full Year 2013 2014 2010 2011 2012 2013 9 Mos. YTD 2014 Q1 Q2 Q3 Q4 Q1 Q2 Q3 (Loss)/Income - GAAP $ (11,698) $ 791 $ 11,833 $ 6,426 $ 5,381 $ 2,304 $ 925 $ 1,531 $ 1,665 $ (1,343) $ 4,255 $ 2,469 Discontinued Operations, net of tax Oregon 1,658 876 - - - - - - - - - - Motorhome 1,239 - - - - - - - - - - Shuttle Bus (1,274) 1,551 577 4,773 1,567 307 3,049 960 457 1,567 - - (Loss)/Income from Continuing Operations - GAAP $ (10,075) $ 3,218 $ 12,410 $ 11,199 $ 6,948 $ 2,611 $ 3,974 $ 2,491 $ 2,122 $ 224 $ 4,255 $ 2,469

23 Reconciliation of EBITDA to Adjusted EBITDA $ in Millions Full Year 2013 2014 2010 2011 2012 2013 9 Mos. YTD 2014 Q1 Q2 Q3 Q4 Q1 Q2 Q3 EBITDA - GAAP $ (6,257) $ 5,674 $ 15,415 $ 13,323 $ 10,924 $ 4,359 $ 2,264 $ 3,240 $ 3,459 $ (978) $ 7,259 $ 4,643 Discontinued Operations, net of tax Oregon 1,334 813 - - - - - - - - - - Motorhome 1,178 - - - - - - - - - - Shuttle Bus (2,611) 2,200 750 7,693 2,284 456 4,960 1,542 735 2,284 - - EBITDA from Continuing Operations - GAAP $ (6,356) $ 8,687 $ 16,165 $ 21,016 $ 13,208 $ 4,815 $ 7,224 $ 4,782 $ 4,194 ## $ 1,306 $ 7,259 $ 4,643